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                                                                    Exhibit 10.3

                                                               EXECUTION VERSION
                                                               -----------------

                 AMENDED AND RESTATED PLEDGE SECURITY AGREEMENT

         This AMENDED AND RESTATED PLEDGE SECURITY AGREEMENT, dated as of
August 9, 2004 (as this agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this "Agreement"), is by and among ONEIDA LTD., a New York corporation (the "Borrower"), the parties listed on Schedule I hereto (and together with each direct or indirect domestic subsidiary of the Borrower which executes an Instrument of Assumption and Joinder pursuant to Section 5.12 of the Credit Agreement (as defined herein), each a "Guarantor" and together the "Guarantors"; the Borrower and the Guarantors are referred to herein individually as a "Pledgor" and collectively as the "Pledgors") and JPMORGAN CHASE BANK ("JPMorgan Chase") as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

                                 R E C I T A L S

         A. WHEREAS, the Borrower, JPMorgan Chase, as administrative agent, and the lenders from time to time party thereto (the "Existing Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2001 (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Credit Agreement") pursuant to which the Existing Lenders made revolving loans and a term loan to the Borrower;

         B. WHEREAS, THC, as borrower, the Borrower, as guarantor, and Allstate Insurance Company (together with its permitted assignees, "Allstate"), Allstate Life Insurance Company (together with its permitted assignees, "Allstate Life") and Pacific Life Insurance Company (together with its permitted assignees and together with Allstate and Allstate Life, the "Existing Noteholders") are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Note Agreement") pursuant to which the Existing Noteholders purchased certain notes (the "Existing Notes") with a maturity date of May 31, 2005;

         C. WHEREAS, the Borrower's obligations under the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement) (the "Existing Credit Agreement Obligations") are guaranteed by each of the Borrower's direct and indirect domestic subsidiaries (the "Existing Guarantors") pursuant to (i) that certain Amended and Restated Guarantee Agreement dated as of April 27, 2001 made by Buffalo China, Encore, THC, Delco and Sakura for the benefit of the Existing Lenders, JPMorgan Chase, as administrative agent under the Existing Credit Agreement (the "Existing Administrative Agent"), and the Existing Collateral Agent (as defined below), (ii) that certain Subsidiary Guarantee Agreement dated as of April 23, 2002 made by Kenwood for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent, (iii) that certain Subsidiary Guarantee Agreement dated as of July 25, 2003 made by Silversmiths for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent and (iv) that certain Subsidiary Guarantee Agreement dated as of July 25, 2003 made by Food Service for the





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benefit of the Existing Lenders, the Existing Administrative Agent and the
Existing Collateral Agent (the agreements described in clauses (i) through (iv) above, as the same have been amended, supplemented or otherwise modified, collectively, the "Existing Loan Guarantee Agreements");

         D. WHEREAS, THC's obligations under the Existing Note Agreement are guaranteed (A) by the Borrower pursuant to the terms of the Existing Note Agreement (THC's and the Borrower's obligations collectively referred to as the "Existing Note Agreement Obligations") and (B) by each of the Existing Guarantors pursuant to (i) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Buffalo China, (ii) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Encore, (iii) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Delco, (iv) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by THC, (v) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Sakura, (vi) that certain Subsidiary Guarantee Agreement dated April 23, 2002 for the benefit of the Existing Noteholders and executed by Kenwood, (vii) that certain Subsidiary Guarantee Agreement dated July 25, 2003 for the benefit of the Existing Noteholders and executed by Silversmiths, and (viii) that certain Subsidiary Guarantee Agreement dated July 25, 2003 for the benefit of the Existing Noteholders and executed by Food Service (the agreements described in clauses (i) through (viii) above, as the same have been amended, supplemented or otherwise modified, collectively, the "Existing Note Guarantee Agreements");

         E. WHEREAS, pursuant to that certain Amended and Restated Collateral Agency and Intercreditor Agreement, dated as of April 23, 2002 by and among (i) the Existing Lenders, (ii) the Existing Noteholders, (iii) JPMorgan Chase, as administrative agent, collateral agent and individually, as a working capital lender, and (iv) certain other secured parties (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Intercreditor Agreement"), each of the parties to the Existing Intercreditor Agreement, among other things, appointed JPMorgan Chase as collateral agent (the "Existing Collateral Agent") and authorized the Existing Collateral Agent to, among other things, execute, deliver and perform as their collateral agent with respect to the security documents entered into in connection with the Existing Credit Agreement;

         F. WHEREAS, the Existing Credit Agreement Obligations, the Existing Note Agreement Obligations, certain letter of credit obligations of the Borrower (the "Existing L/C Obligations)" and the Existing Guarantors' obligations under the Existing Loan Guarantee Agreements and the Existing Note Guarantee Agreements (collectively, with the Existing Credit Agreement Obligations, the Existing Note Agreement Obligations and the Existing L/C Obligations, the "Existing Secured Obligations") are secured by liens on substantially all of the real and personal property of the Borrower and each of the Guarantors (collectively, the "Existing Collateral") pursuant to, among other security documents, (i) that certain Pledge Agreement dated as of April 27, 2001 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent, (ii) that certain Amendment No.






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1 to Pledge Agreement dated as of April 23, 2002 by and among the Borrower,
Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent, (iii) that certain Amendment No. 2 to Pledge Agreement dated as of November 20, 2003 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent, (iv) that certain Pledge Agreement dated as of April 23, 2002 by and among Kenwood as pledgor and the Existing Collateral Agent, (v) that certain Pledge Agreement dated July 25, 2003 by and among Silversmiths as pledgor and the Existing Collateral Agent, (vi) that certain Pledge Agreement dated as of July 25, 2003 by and among Food Service as pledgor and the Existing Collateral Agent and
(vii) that certain Amendment No. 3 to the Pledge Agreement dated as of June 17, 2004 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent (as the same have been amended, supplemented or otherwise modified, collectively, the "Existing Pledge Agreements");

         G. WHEREAS, the Existing Secured Obligations and certain other indebtedness incurred by the Borrower (collectively, the "Existing Obligations") are being restructured pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Collateral Agent, JPMorgan Chase as administrative agent (in such capacity, the "Administrative Agent"), the lenders party thereto and the Existing Standby L/C Issuers (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Credit Agreement"); and

         H. WHEREAS, it is a condition precedent to the restructuring of the Existing Obligations as contemplated under the Credit Agreement that, among other things: (i) a Second Amended and Restated Collateral Agency and Intercreditor Agreement dated as of the date hereof be entered into by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, each of the lenders from time to time party to the Credit Agreement, the Existing Standby L/C Issuers and the issuer of the Trade Letters of Credit in order to, among other things, appoint JPMorgan Chase as Collateral Agent and authorize the Collateral Agent to, among other things, execute, deliver and perform as their collateral agent with respect to the security documents; (ii) the Borrower and each of the Guarantors enter into an Amended and Restated Security Agreement dated as of the date hereof in favor of the Collateral Agent in order to grant a security interest in favor of the Collateral Agent on behalf of the Secured Parties to secure the prompt and complete payment and performance when due of the Obligations (as defined therein) (as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Amended and Restated Security Agreement"); (iii) the Pledgors acknowledge and confirm that the liens granted pursuant to the Existing Pledge Security Agreements remain in effect; and (iv) the Borrower and each of the Pledgors execute this Amended and Restated Pledge Security Agreement in order to grant a security interest in favor of the Collateral Agent on behalf of the Secured Parties to secure the Obligations as more fully forth herein.

             NOW, THEREFORE, in order to (i) secure the prompt and complete payment and performance when due of the Obligations (as defined in the Amended and Restated Security Agreement) for the benefit of the Collateral Agent on behalf of the Secured Parties and for good and valuable consideration, the receipt of which is hereby acknowledged, (ii) confirm and acknowledge the Collateral Agent's security interests, for the ratable benefit of the Secured Parties, in all of the collateral secured under the Existing Pledge Security Agreements, and (iii)







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grant, pledge, hypothecate and transfer to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgors' right, title and interest in, to and under the following, whether presently existing or hereafter arising or acquired, each of the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

             SECTION 1. Definition of Certain Terms Used Herein. Except as specifically defined in this Amended and Restated Pledge Security Agreement, all capitalized terms shall have the meanings given to those terms in the Amended and Restated Security Agreement.

             SECTION 2. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby (i) confirms and acknowledges the Collateral Agent's continuing security interests, for the ratable benefit of the Secured Parties, in all of the collateral secured under the Existing Pledge Security Agreements and (ii) bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) any shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person (collectively, the "Equity Interests") owned by such Pledgor which are listed on Schedule II hereto and any Equity Interests obtained in the future by such Pledgor and the certificates representing all such Equity Interests (the "Pledged Equity Interests"); provided that (i) Equity Interests having a Fair Market Value of less than $7,500 per issuer are excluded from the security interest created by this Agreement up to a maximum of $50,000 in the aggregate, (ii) Pledged Equity Interests of a Subsidiary of a Pledgor shall be limited, in the case of foreign subsidiaries, to the pledge of 65% of the issued and outstanding common stock of such foreign subsidiary notwithstanding the delivery by any Pledgor to the Collateral Agent of a stock certificate representing in excess of such percentage ownership; (iii) the Equity Interests set forth on Schedule III hereto are excluded from the security interest created by this Agreement, and (iv) Equity Interests received by a Pledgor pursuant to any distributions made to such Pledgor in respect of any claims held by such Pledgor against any Person in connection with any process of such person under the Bankruptcy Code, which Equity Interests have been held by such Pledgor for less than thirty (30) days from the date of receipt of such Equity Interests by such Pledgor are excluded from the Security Interest created by this Agreement;
(b)(i) the debt securities owned by it which are listed opposite the name of such Pledgor on Schedule II hereto, (ii) any debt securities issued to such Pledgor; provided that (1) debt securities having a Fair Market Value of less than $7,500 per issuer or obligor are excluded from the security interest created by this Agreement up to a maximum of $50,000 in the aggregate and (2) debt securities received by a Pledgor pursuant to any distributions made to such Pledgor in respect of any claims held by such Pledgor against any Person in connection with any process of such person under the Bankruptcy Code, which debt securities have been held by such Pledgor for less than thirty (30) days from the date of receipt of such debt securities are excluded from the security interest created by this Agreement , and (iii) the promissory notes and any other instruments evidencing such debt securities; (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 7 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of,







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in exchange for or upon the conversion of the securities referred to in clauses
(a) and (b) above; (e) subject to Section 7 hereof, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements or other filings or documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor, without the signature of any Pledgors, and naming any Pledgor or the Pledgors as debtors and the Collateral Agent as secured party.

             SECTION 3. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Pledged Collateral.

             SECTION 4. Delivery of the Pledged Collateral. I. Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in order to allow the Collateral Agent, only upon the occurrence and continuance of an Event of Default, to exercise its rights and remedies under this Agreement and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. Schedule II may be amended from time to time by the addition of the Pledged Collateral subsequently created or acquired by execution of a Supplement in substantially the form of Exhibit A attached hereto.

             (b) Each Pledgor will cause any indebtedness for borrowed money owed to the Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

             SECTION 5. Representations, Warranties And Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to the Collateral Agent that:

             (a) the Pledged Equity Interests represent that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the Equity Interests of the issuer with respect thereto;

             (b) except for the security interest granted hereunder, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule II,
(ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest





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in or other Lien on, the Pledged Collateral other than pursuant hereto, and (iv)
subject to Section 6, will cause any and all Pledged Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

             (c) such Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens, however arising, of all Persons whomsoever;

             (d) no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any governmental authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

             (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Pledged Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will have a valid and perfected lien upon, and security interest in, such Pledged Collateral as security for the payment and performance of the Obligations;

             (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein;

             (g) all information set forth herein relating to the Pledged Collateral, including but not limited to the information set forth on Schedule II hereto, is accurate and complete in all material respects as of the date hereof; and

             (h) the Pledged Equity Interests of each subsidiary of a Pledgor have been duly authorized and validly issued and are fully paid and non-assessable.

             (i) the Pledged Equity Interests described on Schedule II hereof constitute all of the issued and outstanding shares of stock of each of the domestic Subsidiaries held by such Pledgor and no such Subsidiary is under any contractual obligation to issue any additional shares of stock or other ownership interests of any Person that is not incorporated or organized in the United States.

             (j) each Pledgor agrees that it will (i) cause each of the issuers that are Subsidiaries of the Borrower or the Pledgors not to issue any stock or other securities in addition to or substitution for the Pledged Securities issued by such issuer, except to the respective Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each issuer of the Pledged Securities, subject to the terms hereof.

             (k) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

             SECTION 6. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion)






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to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. Upon the occurrence of an Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

             SECTION 7. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

             (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Fundamental Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or any other Fundamental Document or the ability of the Secured Parties to exercise the same.

             (ii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Collateral to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Fundamental Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

             (iii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (ii) above.






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             (b) Upon the occurrence and during the continuance of an Event of
Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 7 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of the Amended and Restated Intercreditor Agreement. After all Events of Default have been cured or waived, the Pledgor shall thereafter be entitled to retain all cash dividends that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) above.

             (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this
Section 7, and the obligations of the Collateral Agent under paragraph (a)(iii) of this Section 7, shall cease upon the giving of notice by the Collateral Agent to the Pledgor, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that the Collateral Agent shall have the right, but not the obligation, from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

             SECTION 8. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on behalf of the Secured Parties, may exercise all the rights and remedies granted under this Agreement, including, without limitation, the right to sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker's board, on any securities exchange or in the over-the-counter market, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the UCC. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by Applicable Law the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.





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             The Collateral Agent shall give a Pledgor ten (10) business days'
prior written notice of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 8, any Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgors, any such demand, notice, claim, right or equity being hereby expressly waived and released, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor.

             SECTION 9. Application of Proceeds of Sale. The proceeds of sale of the Pledged Collateral sold pursuant to Section 8 hereof shall be applied by the Collateral Agent on behalf of the Secured Parties to the payment of all reasonable out-of-pocket costs and expenses paid or incurred by the Collateral Agent in connection with such sale, including, without limitation, all court costs, the reasonable fees and expenses of counsel for the Collateral Agent in connection therewith, the reasonable fees and expenses of any financial consultants in connection therewith and the payment of all reasonable out-of-pocket costs and expenses paid or incurred by the Collateral Agent in enforcing this Agreement, in realizing or protecting any Pledged Collateral and in enforcing or collecting any Obligations or any guarantee thereof, including, without limitation, court costs, the reasonable attorneys' fees and expenses incurred by the Collateral Agent in connection therewith and the reasonable fees and expenses of any financial consultants in connection therewith and then to the indefeasible payment in full in cash of the Obligations in accordance with the terms of the Amended and Restated Intercreditor Agreement. Any amounts remaining after such indefeasible payment in full shall be remitted to the appropriate Pledgor, or as a court of competent jurisdiction may otherwise direct.

             SECTION 10. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand by the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

             (b) Without limitation of its indemnification obligations under the other Fundamental Documents, each Pledgor agrees to indemnify the Collateral Agent, the Secured Parties and their respective Indemnitees (collectively, the "Indemnified Parties") against, and hold each such Indemnified Party harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any such Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Fundamental Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the other transactions contemplated thereby or
(ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto, provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

             (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 10 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Fundamental Document, the consummation of the transactions contemplated thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Fundamental Document or any investigation made by or on behalf of the Collateral Agent or any Secured Party. All amounts due under this Section 10 shall be payable on demand therefor.

             SECTION 11. Collateral Agent Appointed Attorney-In-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their shareholders, officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

             SECTION 12. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, upon notice to such Pledgor and to the extent the applicable Pledgor has not remedied such failure to perform within 30 days, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgors under Section 10 hereof.

             SECTION 13. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Fundamental Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

             (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply.

             SECTION 14. Securities Act, Etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the

Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 14 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

             SECTION 15. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Pledged Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Fundamental Documents, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Fundamental Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

             SECTION 16. Termination. This Agreement and the pledge and security interest created hereby shall terminate when each of the following events shall have occurred: (a) all the Obligations have been indefeasibly paid in full or cash collateralized in accordance with the terms of the Credit Agreement or the Intercreditor Agreement, (b) the Lenders have no further commitment to lend under the Credit Agreement, (c) the L/C Exposure has been reduced to zero, and
(d) the Issuing Bank has no further obligation to issue Letters of Credit or make payments to beneficiaries thereunder (other than those letters of credit collateralized by Cash Equivalents equal to 105% of the L/C Exposure or collateralized with a back-to-back letter of credit in accordance with the terms of the Credit Agreement). This Agreement, or the security interest in any Pledged Collateral, may also be terminated by and with the written consent of the Collateral Agent, provided that the Collateral Agent obtains written authorization to so consent by the Required Secured Parties (as defined in the Amended and Restated Intercreditor Agreement), provided further that no such written authorization shall be required from the Required Secured Parties in order for the Collateral Agent to release any Security Interest on any Collateral which any Pledgor is entitled to sell or otherwise dispose of, without the consent of the Required

Lenders, pursuant to Section 6.6 of the Credit Agreement and in connection with such sale or disposition, the Collateral Agent will take such necessary and appropriate actions to release such Security Interest. Upon termination of this Agreement or the security interest in any Pledged Collateral, the Collateral Agent shall execute and deliver to the Pledgors, at the Pledgors' expense, all appropriate documents which the Pledgors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 16 shall be without recourse to or warranty by the Collateral Agent.

             SECTION 17. Encore Dissolution. The parties hereto acknowledge and agree that upon the dissolution of Encore Promotions, Inc., as permitted by the terms of the Credit Agreement, such entity shall no longer be a party to this Agreement.

             SECTION 18. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         If to the Borrower or any other Pledgor:

             Oneida Ltd.
             163-181 Kenwood Avenue
             Oneida, New York 13241
             Attn:  Gregg R. Denny, Chief Financial Officer
             Telecopy:  (315) 361-3700

         With a copy to:

             Oneida Ltd.
             163-181 Kenwood Avenue
             Oneida, New York 13241
             Attn:  Catherine H. Suttmeier, General Counsel
             Telecopy:  (315) 361-3700

         If to the Collateral Agent:

             JPMorgan Chase Bank
             1111 Fannin, 10th Floor
             Houston, Texas 77002
             Attn:  Glen Hector
             Telecopy:  (713) 750-2938

         With a copy to:

             JPMorgan Chase Bank
             270 Park Avenue
             New York, NY 10017
             Attn: Roger Odell
             Telecopy:  (212) 270-0433

Any party hereto may change its address or telecopy number for notice hereunder by notice to the other parties. All notices given in accordance with this Section shall be deemed to have been given on the date of receipt.

             SECTION 19. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Pledged Collateral or any part thereof or in order better to assure and confirm unto Pledged Collateral Agent its rights and remedies hereunder.

             SECTION 20. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Pledged Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Fundamental Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

             SECTION 21. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

             SECTION 22. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without reference to conflict of laws principles.

             SECTION 23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 19. Delivery of an executed counterpart of a signature page to this Amended and Restated Pledge Security by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

             SECTION 24. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any State or Federal court located in the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Fundamental Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Fundamental Documents against any Pledgor or its properties in the courts of any jurisdiction.

             (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Fundamental Documents in any New York State or Federal court described in subparagraph (a) above. Each Pledgor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

             (c) Each Pledgor irrevocably consents to service of process in the manner provided for notices in Section 17 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

             SECTION 25. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this agreement or other fundamental documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this section.

             SECTION 26. Additional Pledgors. Each Pledgor acknowledges that, pursuant to Section 5.12 of the Credit Agreement, the Borrower is required to cause each Person which becomes a domestic Subsidiary to the Borrower or any Pledgor to become a party to hereto as an additional Pledgor (each such Person, an "Additional Pledgor") by executing an Instrument of Assumption and Joinder (a "Joinder") substantially in the form of Exhibit K attached to the Credit Agreement. Upon delivery of any such Joinder to the Administrative Agent or the Collateral Agent, as the case may be, notice of which is hereby waived by the Pledgors, each such Additional Pledgor shall be deemed a Pledgor hereunder and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be discharged, diminished or otherwise affected (a) by the addition or release of any other Pledgor hereunder, (b) any failure by the Borrower or a Pledgor to cause any Subsidiary to become an Additional Pledgor or a Pledgor hereunder or (c) by reason of the Collateral Agent's or any of the Secured Parties' actions in effecting, or failure to effect, any such Joinder, or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Pledgor. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

             SECTION 27. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Pledged Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.


                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, each of the Pledgors has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date and year first above written.


                                   ONEIDA LTD.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   BUFFALO CHINA, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   THC SYSTEMS, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   ENCORE PROMOTIONS, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   DELCO INTERNATIONAL, LTD.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   SAKURA, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   KENWOOD SILVER COMPANY, INC.

        Signature Page to Amended and Restated Pledge Security Agreement

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   ONEIDA SILVERSMITHS, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   ONEIDA FOOD SERVICE, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer


                                   ONEIDA INTERNATIONAL, INC.

                                   By: /s/ PETER J. KALLET
                                       -------------------
                                       Name:  Peter J. Kallet
                                       Title: Chief Executive Officer



                                   Accepted and Agreed to:

                                   JPMORGAN CHASE BANK
                                   as Collateral Agent

                                   By: /s/ ROGER ODELL
                                       ---------------
                                       Name:  Roger Odell
                                       Title: Managing Director

        Signature Page to Amended and Restated Pledge Security Agreement

The following identified Schedules to the foregoing Amended and Restated Pledge Security Agreement are not filed with such Agreement. These Schedules will be furnished supplementally to the Securities & Exchange Commission upon request.


Schedules:
----------

Schedule I:    List of subsidiary "Guarantors"

Schedule II:   List of "Equity Interests"

Schedule III:  List of "Equity Interests" excluded from the security interest

                                    EXHIBIT A
                                    ---------

                               FORM OF SUPPLEMENT

                  SUPPLEMENT NO. __ TO THE AMENDED AND RESTATED
                                 PLEDGE SECURITY
                       AGREEMENT DATED AS OF ______, 2004

         WHEREAS, pursuant to that certain Amended and Restated Pledge Security Agreement, dated as of August 9, 2004 (as the same has been, or may hereafter be, amended or supplemented from time to time, the "Amended and Restated Pledge Security Agreement"; capitalized terms used herein without definition have the meanings given to them in the Amended and Restated Pledge Security Agreement), made by Oneida Ltd. (the "Borrower"), Buffalo China, Inc. ("Buffalo China"), THC Systems, Inc. ("THC"), Encore Promotions, Inc. ("Encore"), Delco International, Ltd. ("Delco"), Sakura, Inc. ("Sakura"), Kenwood Silver Company, Inc. ("Kenwood"), Oneida Silversmiths, Inc. ("Silversmiths"), Oneida Food Service, Inc. ("Food Service"), [ANY ADDITIONAL PLEDGORS] Oneida International, Inc. ("Oneida International", together with the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Food Service, [ANY ADDITIONAL PLEDGORS,] the "Pledgors") in favor of JPMorgan Chase Bank as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties, the Pledgors have (i) confirmed and acknowledged to the Collateral Agent for the ratable benefit of the Secured Parties its continuing security interests in the Pledged Collateral granted under the Existing Pledge Security Agreements and (ii) granted, pledged, hypothecated and transferred to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgors' right, title and interest in, to and under the Pledged Collateral, all as more fully set forth in the Amended and Restated Pledge Security Agreement;

         A. WHEREAS, the Pledgors have acquired or created additional Pledged Collateral since the date of execution of the Amended and Restated Pledge Security Agreement and the most recent Supplement thereto and hold certain additional Pledged Collateral; and

         B. WHEREAS, Schedule II to the Amended and Restated Pledge Security Agreement does not reflect Pledged Collateral acquired or created by the Pledgors since the date of execution of the Amended and Restated Pledge Security Agreement and the most recent Supplement thereto.

         THEREFORE,

         SECTION 1. To secure the prompt and complete payment and performance when due of the Obligations of the Borrower under the Credit Agreement and each of the other Fundamental Documents, to secure the performance and observance by each of the Pledgors of all the agreements, covenants and provisions contained in the Credit Agreement and in the Fundamental Documents for the benefit of the Collateral Agent on behalf of the Secured Parties, the Pledgors do hereby grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and to all of the Pledgors' right, title and interest in and to the

Pledged Collateral being added to Schedule II to the Amended and Restated Pledge Security Agreement below.

         SECTION 2. The Amended and Restated Pledge Security Agreement is hereby supplemented, effective as of the date hereof, by amending Schedule II thereof so as to reflect all of the Pledged Collateral in and to which the Pledgors have granted a security interest to the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to the terms of the Amended and Restated Pledge Security Agreement and the Credit Agreement.

         The following Pledged Collateral is hereby added to Schedule II to the Amended and Restated Pledge Security Agreement:

                     CAPITAL STOCK OR OTHER EQUITY INTERESTS

                                           Class or         %     Certificate
Issuer      Pledgor      No. of Shares     Category       Owned     Number
-------     ---------    -------------     --------       -----     ------



                                 DEBT SECURITIES

     Oneida Ltd. Promissory Notes Covering Relocation Advances to Employees:
     ----------------------------------------------------------------------


     EMPLOYEE                   DUE DATE OF NOTE                   AMOUNT


           Oneida Ltd. Notes & Mortgages Covering Loans to Employees:
           ----------------------------------------------------------


     EMPLOYEE                   DUE DATE OF NOTE                   AMOUNT


                         Oneida Ltd. Intercompany Notes
                         ------------------------------

   SUBSIDIARY                    DATE OF NOTE                    MAX. AMOUNT
   ----------                    ------------                    -----------


         Except as expressly supplemented hereby, the Amended and Restated Pledge Security Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Amended and Restated Pledge Security Agreement, the terms "Agreement", "this Agreement", "this Amended and Restated Pledge Security Agreement", "herein", "hereafter", "hereto", "hereof" and words of similar import, shall, unless the context otherwise requires, mean the Amended and Restated Pledge Security Agreement as supplemented by this Supplement.

         This Supplement shall be construed as supplemental to the Amended and Restated Pledge Security Agreement and shall form a part thereof, and the Amended and Restated Pledge Security Agreement and all documents contemplated thereby and any previously executed Supplements thereto, are each hereby incorporated by reference herein and confirmed and ratified by the Pledgors.

         The execution and filing of this Supplement, and the addition of the Pledged Collateral set forth herein are not intended by the parties to derogate from, or extinguish, any of the Collateral Agent's rights or remedies under (i) the Amended and Restated Pledge Security Agreement and/or any agreement, amendment or supplement thereto or any other instrument executed by the Pledgors or (ii) any financing statement, continuation statement, deed or charge or other instrument executed by the Pledgors and heretofore filed in any state or county in the United States of America or elsewhere.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Pledgors have caused this Supplement No. ___ to the Amended and Restated Pledge Security Agreement to be duly executed as of the date and year first written above.


                                      ONEIDA LTD.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      BUFFALO CHINA, INC.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      THC SYSTEMS, INC.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      ENCORE PROMOTIONS, INC.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      DELCO INTERNATIONAL, LTD.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      SAKURA, INC.

                                      By: ____________________________
                                          Name:
                                          Title:

                                      KENWOOD SILVER COMPANY, INC.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      ONEIDA SILVERSMITHS, INC.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      ONEIDA FOOD SERVICE, INC.

                                      By: ____________________________
                                          Name:
                                          Title:


                                      ONEIDA INTERNATIONAL, INC.

                                      By: ____________________________
                                          Name:
                                          Title:



                                      Accepted and Agreed to:

                                      JPMORGAN CHASE BANK
                                      as Collateral Agent

                                      By: ____________________________
                                          Name:
                                          Title: